                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)           September 17, 1999
                                                             ------------------

                     FIRST USA BANK, NATIONAL ASSOCIATION
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           (As Servicer on behalf of FIRST CHICAGO MASTER TRUST II)



   Laws of the United States            0-16337                     51-0269396
   -------------------------            -------                     ----------
(State or other jurisdiction of  (Commission File Number)  (IRS Employer Identification
incorporation or organization)                                       Number)


201 North Walnut Street, Wilmington, Delaware                            19801
---------------------------------------------                         ----------
(Address of principal executive offices)                              (Zip Code)


                                 302/594-4117
                                 ------------
              Registrant's telephone number, including area code

                                      N/A
                                      ---
   (Former name, former address and former fiscal year, if changed since last report)
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Item 5.  Other Events

     Effective September 17, 1999, First USA Bank, National Association was merged with and into FCC National Bank, an affiliated national banking association, and the surviving entity. The surviving entity was renamed "First USA Bank, National Association". At the time of such merger, the First Chicago Master Trust II Pooling and Servicing Agreement, dated as of June 1, 1990 was amended and restated as of September 1, 1999. A copy of the Amended and Restated Pooling and Servicing Agreement is attached hereto as Exhibit 99.01.


Item 7.  Financial Statements and Exhibits

               (c)  Exhibits.

               Exhibit No.     Description of Exhibit
               -----------     ----------------------

                  99.01 First Chicago Master Trust II Pooling and Servicing Agreement dated as of June 1, 1990 as amended and restated as of September 1, 1999.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FIRST USA BANK, NATIONAL ASSOCIATION
                                        As Servicer


                                        By: /s/ Tracie H. Klein
                                            -------------------
                                            Name:  Tracie H. Klein
                                            Title: First Vice President



Date:  February 29, 2000
       -----------------

                               INDEX TO EXHIBITS


Exhibit Number      Description of Exhibit
--------------      ----------------------

     99.01 First Chicago Master Trust II Pooling and Servicing Agreement dated as of June 1, 1990 as amended and restated as of September 1, 1999.